Exhibit 10.19

                                   INYX, INC.

                             SUBSCRIPTION AGREEMENT

Inyx, Inc.
801 Brickell, 9th Floor
Miami, Florida 33131

Gentlemen:

         The undersigned has received and read the Confidential Amended Private Offering Memorandum dated October 9, 2003 (the "Offering Memorandum"), pursuant to which Inyx, Inc., a Nevada corporation (the "Company"), is offering for sale a maximum of $3,000,000 of common stock ("Shares") of the Company at an issue price of $1.00 per Share. For each 100,000 shares of common stock subscribed, the undersigned shall also receive a Stock Purchase Warrant in the form attached hereto as Schedule 2 to purchase 50,000 shares of common stock.



1. Subscription. Subject to the terms and conditions of this Subscription Agreement and the provisions of the Offering Memorandum, the undersigned hereby subscribes for the Shares designated on the signature page hereof (minimum subscription $100,000 unless a lesser amount is allowed by the Company). In connection with such subscription, the undersigned hereby tenders to the Company two executed counterparts of this Subscription Agreement, together with a wire transfer in an amount equal to the full purchase price of the Shares subscribed for hereunder to the following address:

                           c/o Compass Bank
                           901 Travis, Suite 900
                           Houston, Texas
                           Account No. 38531484
                           ABA Code 113010547
                           Attn:  Jeff Manley
                           Telephone:  713-499-8628

         The undersigned hereby agrees that this subscription is irrevocable and shall survive the death or disability of the undersigned. The undersigned further understands and agrees that the Company may, in its sole discretion, decline to accept this subscription, in which case all instruments tendered herewith will be promptly returned. If the Company accepts this subscription, such acceptance will be signified by the Company, executing the acknowledgment on the appropriate notarization page of each copy hereof tendered by the undersigned and causing one such acknowledged copy to be returned to the undersigned.

         The undersigned understands and agrees that upon obtaining a minimum of $2,000,000 in such account, all subscription funds received paid to the Company and will be applied to the uses described in the Offering Memorandum, even if less than the maximum offering as are committed.

2. Representations, Warranties, and Covenants of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company and its officers, directors, agents and employees, as follows:

         (a) The undersigned is an "accredited investor", as defined in Regulation D as promulgated pursuant to the Securities Act of 1933, as amended (the "1933 Act"), and certain state securities laws, and has initialed each of the following definitions which are applicable to the undersigned. The undersigned is (initial one or more):


_______
Initial

                  (1) A bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
                           (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_______
Initial

                  (2)      A private business  development company as defined in
                           Section 202(a)(22) of the Investment Advisors Act of 1940;

_______
Initial

                  (3) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_______
Initial

                  (4) A director or executive officer of the issuer of the securities being offered or sold;

_______
Initial

                  (5) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

_______
Initial

                  (6) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_______
Initial

                  (7) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

_______
Initial

                  (8) An entity in which all of the equity owners are accredited investors.

The undersigned acknowledges that the Company may require additional information concerning the undersigned's suitability regarding an investment in the Shares.

         (b) The undersigned understands that the following information is being furnished to determine whether sales of the Shares may be made to the undersigned pursuant to Section 4(2) of the 1933 Act and Regulation D promulgated thereunder and applicable state securities laws. The undersigned understands that (i) the information contained herein will be relied upon for purposes of such determination and (ii) the Shares will not be registered under the 1933 Act in reliance upon the exemptions from registration provided by Section 4(2) of the 1933 Act and Regulation D promulgated thereunder. The undersigned represents and warrants to the Company and its officers, directors, agents and employees that (i) the information contained herein is complete and accurate and may be relied upon by such parties and (ii) the undersigned will notify the Company immediately of any change in any of such information occurring prior to the closing of the purchase of any Shares by the undersigned. All information furnished herein or hereby is for the sole use of the Company and the Company's representatives and counsel and will be held in confidence by such persons, except that this Agreement may be furnished to such parties as may be deemed desirable to establish compliance with federal, state or foreign securities laws.

         (c) The undersigned has adequate net worth and means of providing for his current needs and possible personal contingencies, and the undersigned has no need, and anticipates no need in the foreseeable future, to sell the Shares for which the undersigned hereby subscribes. The undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, the undersigned is able to hold his Shares for an indefinite period of time and has a sufficient net worth to sustain a loss of his entire investment in the Company in the event such loss should occur. The overall commitment by the undersigned to investments that are not readily marketable is not disproportionate to his net worth, and his acquisition of Shares will not cause such overall commitment to become excessive.

         (d) The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Shares.

         (e) The undersigned has received and read and is familiar with the Offering Memorandum, together with all exhibits annexed thereto and any amendments or supplements thereto, and the undersigned confirms that all documents, records, and books pertaining to the undersigned's proposed investment in the Company have been made available to the undersigned.

         (f) The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on the Company's behalf, concerning the terms and conditions of this investment and all such questions have been answered to the full satisfaction of the undersigned.

         (g) The Shares for which the undersigned hereby subscribes will be acquired for the undersigned's own account for investment and not with the view toward resale or redistribution in a manner which would require registration under the 1933 Act, and the undersigned does not now have any reason to anticipate any change in the undersigned's circumstances or other particular occasion or event which would cause the undersigned to sell his Shares.

         (h)      The  undersigned  represents  that it has been  called  to his attention, both in the Offering Memorandum and by those individuals with whom the undersigned has dealt in connection with the undersigned's investment in the Shares that and investment in the Shares involves a high degree of risk which may result in the loss of the total amount of the undersigned's investment.

         (i) The undersigned has received no representations or warranties (other than contained in the Offering Memorandum) from the Company or its affiliates, or their employees or agents and, in making his investment decision, the undersigned is relying solely on the information contained in the Offering Memorandum and the exhibits attached hereto, the supplemental information concerning the Company and investigations made by the undersigned.

         (j) The undersigned is now a bona fide resident of the state set forth herein and the address and social security number or federal tax identification number set forth herein is the true and correct residence and social security number or federal tax identification number of the undersigned. The undersigned has no present intention of becoming a resident of any other state or jurisdiction. If the undersigned is a corporation, partnership, trust or other form of business organization, it represents and warrants that it was formed under the laws of, and its principal place of business is within, such state and that it was not organized or reorganized for the purpose of acquiring the Shares.

         (k) The undersigned acknowledges that the Company has made available to the undersigned or the undersigned's personal advisors the opportunity to obtain additional information to verify the accuracy of the information contained in the Offering Memorandum and to evaluate the merits and risks of this investment, including, but not limited to, the income tax consequences of the investment. The undersigned represents that, by reason of his business and financial experience, the undersigned has acquired the capacity to protect his own interest in investments of this nature. In reaching the conclusion that the undersigned desires to acquire the Shares, the undersigned has carefully evaluated his financial resources and investment position and the risks associated with this investment and acknowledges that he is able to bear the economic risks of this investment.

         (l) The Shares have been offered to the undersigned without any form of general solicitation or advertising of any type by or on behalf of the Company or any of its officers, directors, employees or agents, or any other person.

         (m) The undersigned understands that neither the Securities and Exchange Commission nor any securities administrator of any state has made any finding or determination relating to the fairness of an investment in the Shares and that neither the Securities and Exchange Commission nor any securities administrator of any state has or will recommend or endorse any offering of the Shares.

         (n) If the undersigned is a pension, profit sharing or other employee benefit plan (a "Plan"), an investment in a Partnership will not cause the Partnership's assets to become assets of the Plan, and the subscription hereby will not violate any duty the undersigned owes to the Plan.

         (o) If the undersigned is a corporation, partnership, trust or other legal entity, the undersigned hereby represents and warrants that it is duly organized and validly existing as a legal entity, in good standing under its state of incorporation, and that the subscription hereby has been duly authorized by appropriate actions of its governing board.

3. Indemnification. The undersigned acknowledges that he or she understands the meaning and legal consequences of the representations, warranties and covenants in paragraph 2, 3, 4, and 5 hereof and that the Company has relied upon such representations, warranties, and covenants, and he or she hereby agrees to indemnify and hold harmless the Company and its officers, directors, controlling persons, agents, and employees from and against any and all loss, damage or liability due to or arising out of a breach of any such representation, warranty or covenant made herein. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to the undersigned under federal, state or foreign securities laws. All representations, warranties, and covenants contained in this Subscription Agreement and the indemnification contained in this paragraph 4, shall survive the acceptance of this subscription.

4. Limitation on Transfer of Shares. The undersigned acknowledges that he or she is aware that there are substantial restrictions on the transferability of the Shares. Since neither the Shares, nor the common stock underlying the Shares (the "Securities") will initially be registered under the 1933 Act or of any applicable state securities laws, the Securities may not be, and the undersigned agrees that they shall not be, sold unless the Securities are registered or such sale is exempt from such registration under the 1933 Act or state securities laws or regulations. The undersigned further acknowledges that the Company is under no obligation to aid him in obtaining any exemption from the registration requirements. The undersigned also acknowledges that he or she shall be responsible for compliance with all conditions on transfer imposed by any securities administrator of any state and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing an opinion in connection therewith.

5. Compliance with Securities Laws. The undersigned understands and agrees that the following restrictions and limitations are applicable to the undersigned's purchase and resales or other transfers of the Securities pursuant to the 1933 Act.

         (a) The undersigned agrees that the Securities shall not be sold or otherwise transferred unless the Securities are registered under the 1933 Act and state securities laws or are exempt from applicable registration requirements.

         (b)      A legend in substantially  the following form has been or will
                  be  placed  on  the   certificate(s)   or  other   document(s)
                  evidencing the Securities:

                           THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT, HAVE BEEN OBTAINED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES ACTS WITH RESPECT TO THE INTERESTS IS THEN IN EFFECT OR EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES ACTS ARE THEN APPLICABLE TO THE OFFER OR SALE.

         (c) Stop transfer instructions have been or will be imposed with respect to the Securities so as to restrict resale or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (b) above.

6. Registration Rights. The Company agrees to extend to the Subscribers executing this Agreement the registration rights described in attached
         Schedule 1. In addition, the Company agrees that, on or before December 15, 2003, it will file a registration statement on Form SB-2 to register for resale the Shares and the shares of common stock issuable upon exercise of the Warrants. The Company will use reasonable diligence to have the registration statement declared effective on or before March 31, 2004. In the event the registration statement is not effective by March 31, 2003, the Company will issue to the undersigned additional Warrants at an exercise price of $1.00 per share in an amount equal to 10% of the original number of Shares for each month that the registration statement remains ineffective, for a maximum of five months.

                         SIGNATURE PAGE FOR INDIVIDUALS

         IN  WITNESS  WHEREOF,   subject  to  acceptance  by  the  Company,  the
undersigned   has  completed  this   Subscription   Agreement  to  evidence  his
subscription for the number of Shares set forth below, on this _____ day of October, 2003.

Amount of Subscription

Number of Shares at the purchase price (minimum of $100,000 required): _________

         Shares To Be Registered as follows:  (check one)

         __      Individual Ownership      __      Joint Tenants With
                 (One signature required           Right of Survivorship
                 below)                            (All tenants must sign below)

         __      Tenants in Common         __      Community Property
                 (All tenants must                 (Both spouses must
                 sign below)                       sign below)



_______________________________                  _______________________________
Signature                                        Signature

_______________________________                  _______________________________
Name(s) type or printed                          Name(s) typed or printed

_______________________________                  _______________________________
Social Security Number                           Social Security Number




Subscription Accepted:

                                              INYX, INC.



                                              By:
                                                 _______________________________
                                                 Jack Kachkar, Chairman

                     SIGNATURE PAGE FOR ENTITIES AND TRUSTS

         IN  WITNESS  WHEREOF,   subject  to  acceptance  by  the  Company,  the
undersigned   has  completed  this   Subscription   Agreement  to  evidence  his
subscription for the number of Shares set forth below, on this ______ day of October, 2003.

Amount of Subscription

Number of Shares at the purchase price (minimum $100,000 required):  $__________

         (check one)

         ___   Corporation under the laws of     ___   Partnership
                the State of __________

         ___   Limited Partnership under the     ___   Trust
                laws of _____________

         ___   Other (Specify):                  ___   Limited Liability Company


               _____________________________________________________

_______________________________                  _______________________________
Address                                          (Name of entity)



_______________________________                  By:____________________________
City                    Zip


______________________________                   _______________________________
Taxpayer Identification No.                          Name



                                                 _______________________________
                                                 Representative Capacity

.................................................................................

Subscription Accepted:

                                                     INYX, INC.



                                                 By:____________________________
                                                    Jack Kachkar, Chairman

                                   SCHEDULE 1

                               REGISTRATION RIGHTS

This constitutes Schedule 1 to the Subscription Agreement (as it may be amended from time to time, the "Subscription Agreement") accompanying the Private Placement Memorandum dated October 9, 2003 between INYX, INC., a company incorporated under the laws of Nevada (the "Company"), those persons executing a Subscription Agreement (each an Inyx Shareholder and collectively the Inyx Shareholders).

                                    ARTICLE 1

                                   DEFINITIONS

SECTION 1.01. Definitions. Terms defined in the Subscription Agreement are used herein as therein defined. In addition, the following terms, as used herein, have the following meanings:

Commission means the Securities and Exchange Commission.

Holder means a person who owns Registrable Securities and is either an Inyx Shareholder or a transferee of an Inyx Shareholder who has agreed in writing to be bound by the terms of the Subscription Agreement and this Schedule 1.

Piggyback Registration means a piggyback registration as defined in Section 2.02 of this Schedule 1.

Registrable Securities means (i) the Company Shares issued under Section 1 of the Subscription Agreement, and (ii) any additional shares of common stock of the Company issued in respect of the shares referred to in (i) in connection with a stock split, stock dividend or similar event with respect to the Company Shares. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities as soon as they (i) have been sold or otherwise disposed of pursuant to a registration statement that was filed with the Commission and declared effective under the Securities Act, (ii) are eligible for sale pursuant to Rule 144 without being subject to applicable volume limitations thereunder, (iii) have been otherwise sold, transferred or disposed of by a Holder to any Person that is not a Holder, or (iv) have ceased to be outstanding.

Rule 144 means Rule 144 (or any successor rule of similar effect) promulgated under the Securities Act.

Selling Holder means any Holder who is selling Registrable Securities pursuant to a public offering registered hereunder.

Underwriter means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

SECTION 1.02. Internal References. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Schedule 1 and references to the parties shall mean the parties to a Subscription Agreement.

                                   ARTICLE 2

                               REGISTRATION RIGHTS

SECTION 2.01. Demand Registration. (a) The Inyx Shareholders owing in aggregate a majority of the Company Shares, on their own behalf and on behalf of the other Holders, may make up to two written requests for registration under the Securities Act of all or any part of the Registrable Securities held by the Holders (each, a "Demand Registration"). Such request will specify the aggregate number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. A registration will not count as a Demand Registration until it has become effective. Should a Demand Registration not become effective due to the failure the Holders to perform their obligations under this Schedule 1 or the inability of the requesting Holders to reach agreement with the Underwriters for the proposed sale price or other customary terms for such transaction, or in the event the requesting Holders withdraw or do not pursue the request for the Demand Registration (in each of the foregoing cases, provided that at such time the Company is in compliance in all material respects with its obligations under this Schedule 1), then such Demand Registration shall be deemed to have been effected (provided that if the Demand Registration does not become effective because of a material adverse change in the condition (financial or otherwise), business, assets or results of operations of the Company that occurs subsequent to the date of the written request made by the requesting Holders, then the Demand Registration shall not be deemed to have been effected).

(b) In the event that the requesting Holders withdraw or do not pursue a request for a Demand Registration and, pursuant to Section 2.01(a) hereof, such Demand Registration is deemed to have been effected, the Holders may reacquire such Demand Registration (such that the withdrawal or failure to pursue a request will not count as a Demand Registration hereunder) if the Holders reimburse the Company for any and all Registration Expenses incurred by the Company in connection with such request for a Demand Registration; provided that the right to reacquire a Demand Registration may be exercised a maximum of two times.

(c) If the Selling Holders so elect and to the extent feasible, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Selling Holders shall have the right to select the managing Underwriters and any additional investment bankers and managers to be used in connection with such offering, subject to the Company's approval, which approval shall not be unreasonably withheld.

(d) The Selling Holders will inform the Company of the time and manner of any disposition of Registrable Securities, and agree to reasonably cooperate with the Company in effecting the disposition of the Registrable Securities in a manner that does not unreasonably disrupt the public trading market for the Common Stock.

(e) The Company will have the right to preempt any Demand Registration with a primary registration by delivering written notice (within five business days after the Company has received a request for such Demand Registration) of such intention to the Selling Holders indicating that the Company has identified a specific business need and use for the proceeds of the sale of such securities and the Company shall use commercially reasonable efforts to effect a primary registration within 60 days of such notice. In the ensuing primary registration, the Holders will have such piggyback registration rights as are set forth in
Section  2.02  hereof.  Upon the  Company's  preemption  of a  requested  Demand
Registration, such requested registration will not count as a Demand Registration; provided that a Demand Registration will not be deemed preempted if the Holders are permitted to sell all requested securities in connection with the ensuing primary offering by exercising their piggyback registration rights as set forth in Section 2.02 hereof. The Company may exercise the right to preempt only twice in any 360-day period; provided, that during any 360 day period there shall be a period of at least 120 consecutive days during which the Selling Holders may effect a Demand Registration.

(f) Subject to Section 2.03 hereof, the Company will be entitled to include in a Demand Registration shares of Common Stock for its own account or for the account of other Persons.

(g) Notwithstanding anything to the contrary contained herein, the Company shall be entitled to (i) postpone the filing of the Registration Statement required to be prepared and filed by it hereunder or (ii) withdraw the Registration Statement after its filing but before it has been declared effective, if, in either case, the Company in its good faith discretion determines that there has occurred or is occurring a material non-public event which such registration would interfere with or which cannot at such time be disclosed in the registration statement or if such registration statement would interfere in any material respect with any proposal or plan by the Company to engage in any financing or any material acquisition or disposition by the Company or any subsidiary thereof of the capital stock or substantially all of the assets of any other Person (other than in the ordinary course of business), any tender offer or any offering, merger, consolidation, corporate reorganization or restructuring ("Material Event"). In the event the filing of the Registration Statement is postponed or withdrawn in accordance with this section 2.01(g), the Company shall file or refile the Registration Statement within ten (10) Business Days after the Company, in its good faith discretion, determines that the Material Event has been completed or terminated.

(h) The Company shall disclose to the Selling Holders the nature of any Material Event for which it has delayed or withdrawn the Registration Statement or suspended the use of the Prospectus, provided the Selling Holders agree in writing to keep any information so disclosed confidential and not complete any trades of Company Shares until the Company informs the Selling Holders the information is considered public information or is no longer material, such notification to the Selling Holders to be given promptly after the information is considered public or is no longer material.

SECTION 2.02. Piggyback Registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering of its common stock for its own account or for the account of another Person (other than a registration statement on Form S-4 or S-8 or pursuant to Rule 415 (or any substitute form or rule, respectively, that may be adopted by the Commission)), the Company shall give written notice of such proposed filing to the Holders at the address set forth in the share register of the Company as soon as reasonably practicable (but in no event less than 10 days before the anticipated filing date), and such notice shall offer each Holder the opportunity to register on the same terms and conditions such number of shares of Registrable Securities as such Holder may request (a "Piggyback Registration"). Each Holder will have five business days after receipt of any such notice to notify the Company as to whether it wishes to participate in a Piggyback Registration; provided that should a Holder fail to provide timely notice to the Company, such Holder will forfeit any rights to participate in the Piggyback Registration with respect to such proposed offering. In the event that the registration statement is filed on behalf of a Person other than the Company, the Company will use its best efforts to have the shares of Registrable Securities that the Holders wish to sell included in the registration statement. If the Company shall determine in its sole discretion not to register or to delay the proposed offering, the Company may, at its election, provide written notice of such determination to the Holders and (i) in the case of a determination not to effect the proposed offering, shall thereupon be relieved of the obligation to register such Registrable Securities in connection therewith, and (ii) in the case of a determination to delay a proposed offering, shall thereupon be permitted to delay registering such Registrable Securities for the same period as the delay in respect of the proposed offering. As between the Company and the Selling Holders, the Company shall be entitled to select the Underwriters in connection with any Piggyback Registration.

SECTION 2.03. Reduction of Offering. Notwithstanding anything contained herein, if the managing Underwriter of an offering described in Section 2.01 or 2.02 hereof states in writing that the size of the offering that Holders, the Company and any other Persons intend to make is such that the inclusion of the Registrable Securities would be likely to materially and adversely affect the price, timing or distribution of the offering, then the amount of Registrable Securities to be offered for the account of Holders shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter; provided that in the case of a Piggyback Registration, if securities are being offered for the account of Persons other than the Company, then the proportion by which the amount of Registrable Securities intended to be offered for the account of Holders is reduced shall not exceed the proportion by which the amount of securities intended to be offered for the account of such other Persons (other than any Person exercising a demand registration right) is reduced; provided further that in the case of a Demand Registration, the amount of Registrable Securities to be offered for the account of the Holder making the Demand Registration shall be reduced only after the amount of securities to be offered for the account of the Company and any other Persons has been reduced to zero. In the event of a reduction pursuant to this Section 2.03 of Registrable Securities to be offered for the account of Holders, such reduction shall be pro rata among such Holders based on the number of Registrable Securities each Holder had proposed to sell.

SECTION  2.04.   Preservation  of  Rights.   The  Company  will  not  grant  any
registration rights to third parties that contravene or are inconsistent with the rights granted hereunder.

                                    ARTICLE 3

                             REGISTRATION PROCEDURES

SECTION 3.01. Filings; Information. In connection with a Demand Registration pursuant to Section 2.01 hereof, the Company will use its reasonable best efforts to effect the registration of such Registrable Securities as promptly as is reasonably practicable, and in connection with any such request:

(a) The Company will expeditiously prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such filed registration statement to become and remain effective for such period, not to exceed 60 days, as may be reasonably necessary to effect the sale of such securities; and provided that if (i) the effective date of any registration statement filed pursuant to a Demand Registration would otherwise be at least 45 calendar days, but fewer than 90 calendar days, after the end of the Company's fiscal year, and (ii) the Securities Act requires the Company to include audited financials as of the end of such fiscal year, the Company may delay the effectiveness of such registration statement for such period as is reasonably necessary to include therein its audited financial statements for such fiscal year.

(b) The Company will, if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to the Selling Holders, and each applicable managing Underwriter, if any, copies thereof, and thereafter furnish to the Selling Holders and each such Underwriter, if any, such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as the Selling Holders or each such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities by the Selling Holders.

(c) After the filing of the registration statement, the Company will promptly notify the Selling Holders of any stop order issued or, to the Company's knowledge, threatened to be issued by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(d) The Company will use its reasonable best efforts to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as the Selling Holders reasonably request; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph 3.01(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

(e) The Company will as promptly as is practicable notify the Selling Holders, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to the Selling Holders and to the Underwriters any such supplement or amendment. Upon receipt of any notice from the Company of the occurrence of any event of the kind described in the preceding sentence, the Selling Holders will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable
Securities until receipt by the Selling Holders and the Underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, the Selling Holders will deliver to the Company all copies, other than permanent file and then in the possession of Selling Holders, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective as provided in Section 3.01(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Selling Holders such supplemented or amended prospectus.

(f) The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities.

(g) At the request of any Underwriter in connection with an underwritten offering, the Company will furnish (i) an opinion of counsel, addressed to the Underwriters, covering such customary matters as the managing Underwriter may reasonably request and (ii) a comfort letter or comfort letters from the Company's independent public accountants covering such customary matters as the managing Underwriter may reasonably request.

(h) The Company will make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i) The Company will use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or quoted on each inter-dealer quotation system or over-the-counter bulletin board on which the Common Stock is then listed or quoted.

SECTION 3.02. Selling Holder Information. The Company may require Selling Holders promptly to furnish in writing to the Company such information regarding such Selling Holders, the plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with any Demand Registration or Piggyback Registration.

SECTION 3.03. Registration Expenses. In connection with any Demand or Piggyback Registration, the Company shall pay the following expenses incurred in connection with such registration (the "Registration Expenses"): (i) registration and filing fees with the Commission and the National Association of Securities Dealers, Inc., (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) fees and expenses incurred in connection with the listing or quotation of the Registrable Securities, (v) fees and expenses of counsel to the Company and the reasonable fees and expenses of independent certified public accountants for the Company (including fees and expenses associated with the special audits or the delivery of comfort letters) and (vi) the reasonable fees and expenses of any additional experts retained by the Company in connection with such registration. The Selling Holders shall pay (A) any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, (B) fees and expenses of counsel for the Selling Holders and (C) any out-of-pocket expenses of the Selling Holders.

                                    ARTICLE 4

                        INDEMNIFICATION AND CONTRIBUTION

SECTION 4.01. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder and its Affiliates and their respective officers, directors, partners, stockholders, members, employees, agents and representatives and each Person (if any) which controls a Selling Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees) caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by or contained in or based upon any information furnished in writing to the Company by or on behalf of such Selling Holder or any Underwriter expressly for use therein or by the Selling Holder or Underwriter's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Selling Holders or Underwriter with copies of the same. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.01.

SECTION 4.02. Indemnification by a Selling Holder. Each Selling Holder agrees to indemnify and hold harmless the Company, its officers and directors, and each Person, if any, which controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Selling Holder, but only (a) with reference to information furnished in writing by or on behalf of such Selling Holder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (b) as a result of the Selling Holder's failure to deliver any registration statement or prospectus relating to the Registrable

Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each Selling Holder also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.02.

SECTION 4.03. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 4.01 or
Section 4.02 hereof, such Person (the "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and, in the written opinion of counsel for the Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent (not to be unreasonably withheld), or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

SECTION 4.04. Contribution. If the indemnification provided for in this Article 4 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities in respect of which indemnity is to be provided hereunder, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, a Selling Holder and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and each Selling Holder agrees that it would not be just and equitable if contribution pursuant to this Section 4.04 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.
Notwithstanding the provisions of this Article 4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and each Selling Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses) received by such Selling Holder exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE 5

                                  MISCELLANEOUS

SECTION 5.01. Participation in Underwritten Registrations. No Person may participate in any underwritten registered offering contemplated hereunder unless such Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, custody arrangements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Schedule 1 and (c) furnishes in writing to the Company such information regarding such Person, the plan of distribution of the Registrable Securities and other information as the Company may from time to time request or as may be legally required in connection with such registration.

SECTION 5.02. Rule 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as the Holders may reasonably request to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of Buyer, the Company will deliver to Buyer a written statement as to whether it has complied with such reporting requirements.

SECTION 5.03. Holdback Agreements. Each Holder agrees, in the event of an underwritten offering for the Company (whether for the account of the Company or otherwise) not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities or other Common Stock, including any sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten offering), during the 14 days prior to, and during the 180-day period (or such lesser period as the lead or managing Underwriter may agree) beginning on, the effective date of the registration statement for such underwritten offering (or, in the case of an offering pursuant to an effective shelf registration statement pursuant to Rule 415, the pricing date for such underwritten offering).

SECTION 5.04. Termination. The registration rights granted under this Schedule 1 will terminate on July 1, 2006.

SECTION 5.05. Holder Determinations. In the event any determination is to be made by the Holders or the Selling Holders as a group, such determination shall be made by Holders or Selling Holders holding a majority in interest of the Registrable Securities or the Registrable Securities being sold, respectively.

                                   Schedule 2



                                   INYX, INC.
                              a Nevada Corporation

                             STOCK PURCHASE WARRANT
                    To Purchase ______ Shares of Common Stock
                           Par Value $0.001 per share
                                ___________, 2003

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SHALL HAVE BEEN RECEIVED BY THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER, OR APPLICABLE STATE SECURITIES LAWS.

1. Basic Terms. This certifies that, for value received, _________________ (the "Holder") is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase a maximum of _____________ whole shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Inyx, Inc., a Nevada corporation (the "Company"). Shares of Common Stock may be acquired from the Company, one-half at a purchase price of $1.00 per share and one-half at a purchase price of $1.35 per share (the "Purchase Price"), on delivery of this Warrant to the Company with Form of Election to Purchase in the form of Exhibit A duly --------- executed and payment of the Purchase Price (in cash, by cashier's check payable to the order of the Company, or in shares of the Company's Common Stock at their then Stock Price as defined below) for each share purchased. This Warrant shall be exercisable at any time, in whole or in part, from the date hereof until 5:00 p.m. Miami Time on __________, 2008 (the "Exercise Period").

2. Company's Covenants as to Common Stock. Shares deliverable on the exercise of this Warrant shall, at delivery, be fully paid and non-assessable, and free from taxes, liens and charges with respect to their purchase. The Company shall take any necessary steps to assure that the par value per share of the Common Stock is at all times equal to or less than the then current Purchase Price per share of the Common Stock issuable pursuant to this Warrant. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights of outstanding convertible securities, options and warrants.

3. Method of Exercise; Fractional Shares. The purchase rights represented by this Warrant are exercisable at the option of the Holder in whole or in part, from time to time, within the Exercise Period; provided, however, that purchase rights are not exercisable with respect to a fraction of a share of Common Stock. In lieu of issuing a fraction of a share remaining after exercise of this Warrant as to all full shares covered hereby, the Company shall either (1) pay therefor cash equal to the same fraction of the then current Warrant purchase price per share or, at its option, (2) issue scrip for the fraction, in registered or bearer form approved by the Board of Directors of the Company, which shall entitle the Holder to receive a certificate for a full share of Common Stock on surrender of scrip aggregating a full share. Scrip may become void after a reasonable period (but not less than six months after the expiration date of this Warrant) determined by the Board of

         Directors and specified in the scrip. In case of the exercise of this Warrant for less than all the shares purchasable, the Company shall cancel the Warrant and execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable. Upon the date of receipt by the Company of an exercise of the Warrant ("Exercise Date"), the Warrant shall be deemed to have been exercised as to the number of shares so purchased, and the person so exercising the Warrant shall become a holder of record of shares of Common Stock on the Exercise Date.

4. Adjustments of Shares and Purchase Price. The initial number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time after the date hereof as follows:

         (a) Recapitalization or Reclassification of Common Stock. In case the Company shall at any time prior to the exercise or termination of this Warrant effect a recapitalization or reclassification of such character that its Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then, upon the effective date thereof, the number of shares of Common Stock that the Holder of this Warrant shall be entitled to purchase upon exercise hereof shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in such number of shares of Common Stock by reason of such recapitalization or reclassification, and the Exercise Price of such recapitalized or reclassified Common Stock shall, in the case of an increase in the number of shares, be proportionately decreased and, in the case of a decrease in the number of shares, be proportionately increased.

         (b) Consolidation, Merger or Sale. In case the Company shall at any time prior to the exercise of this Warrant, or the expiration of the Exercise Period, whichever first occurs, consolidate or merge with any other corporation (unless the Company shall be the surviving entity) or transfer all or substantially all of its assets to any other corporation preparatory to a dissolution, then the Company shall, as a condition precedent to such transaction, cause effective provision to be made so that the Holder of this Warrant, upon the exercise thereof after the effective date of such transaction, shall be entitled to receive the kind and amount of shares, evidences of indebtedness, and/or other property receivable on such transaction by a holder of the number of shares of Common Stock as to which the Warrant was exercisable immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder hereof to the effect that the provisions of this Warrant shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness, or other securities or assets thereafter deliverable upon exercise of this Warrant.

         (c) Notice of Adjustment. Whenever the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted as provided herein, the Company shall file with its corporate records a certificate of its Chief Financial Officer setting forth the computation and the adjusted number of shares of Common Stock purchasable hereunder resulting from such adjustments, and a copy of such certificate shall be mailed to the Holder. Any such certificate or letter shall be conclusive evidence as to the correctness of the adjustment or adjustments referred to therein and shall be available for inspection by the holders of the Warrants on any day during normal business hours.

5. Limited Rights of Holder. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

6. Exchange for Other Denominations. This Warrant is exchangeable, on its surrender by the registered owner to the Company, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder in denominations designated by the registered owner at the time of surrender.

7. Transfer. Holder acknowledges that this Warrant and the shares of Common Stock or other securities into which this Warrant is exercisable have not been registered under the Securities Act of 1933, or any state securities laws, but have been and will be issued pursuant to exemptions therefrom. Accordingly, Holder acknowledges and agrees that this Warrant and the securities acquired by it upon exercise hereof may be transferred or assigned to another party only in accordance with a valid registration statement or an exemption from registration under the Securities Act and any applicable state securities laws. Subject to applicable securities laws, this Warrant and all rights hereunder are transferable by the Holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant at the principal offices of the Company, together with the Form of Assignment attached hereto as Exhibit B duly executed. Absent any such transfer, the Company may deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

8. Recognition of Registered Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may treat the registered owner as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

9. Notice and Effect of Dissolution, etc. In case of a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with the consolidation or merger covered by Section 5 above) is at any time proposed, the Company shall give at least thirty (30) days' prior written notice to the Holder. Such notice shall contain: (1) the date on which the transaction is to take place;
         (2) the record date (which shall be at least thirty (30) days after the giving of the notice) as of which holders of Common Shares will be entitled to receive distributions as a result of the transaction; (3) a brief description of the transaction; (4) a brief description to be made to the holders of Common Shares as a result of the transaction; and (5) an estimate of the fair value of the distributions. On the date of the transaction, it if actually occurs, this Warrant and all rights hereunder shall terminate.

10. Method of Giving Notice; Extent Required. Notices shall be given by first-class mail, postage prepaid, addressed to the Holder at the address of the owner appearing in the records of the Company or to the Company at its principal office, or at such other addresses as to which either the Holder or the Company gives the other written notice as provided herein.

11. Entire Agreement. This Warrant, including the exhibits and documents referred to herein which are a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter and may be amended only by a written instrument executed by the parties hereto or their successors or assigns. Any paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning of interpretation of this Warrant.

12. Governing Law. This Warrant is governed by, interpreted under and construed in all respects in accordance with the substantive laws of the State of Nevada without regard to the conflicts of law provision thereof, and irrespective of the place of domicile or resident of the party. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Warrant, the parties hereby agree and consent to the jurisdiction and venue of the Courts of the State of Nevada, or the United States District Court for the District of Nevada, and further agree and consent that all personal service of process in any such action or preceding outside the State of Nevada shall be tantamount to service in person in Nevada.





                            [Signature Page Follows]

Witness the seal of the Company and the signatures of its authorized officers.

                                                     INYX, INC.



                                                     By:________________________
                                                         Jack Kachkar, Chairman

                                    EXHIBIT A

                          FORM OF ELECTION TO PURCHASE

         (To be Executed by the Holder if He Desires to Exercise Warrants Evidenced by the Within Warrant Certificate)

To INYX, INC.:

         The undersigned hereby irrevocably elects to exercise Warrants evidenced by the within Warrant Certificate for, and to purchase thereunder, ________________________ full Shares of Inyx, Inc., Common Stock issuable upon exercise of said Warrants and delivery of $1.50 for each share purchased.

                                         (name of holder)



                                         By:____________________________________

                                         Title:_________________________________




TAXPAYER IDENTIFICATION NUMBER:______________________


         If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to



________________________________________________________________________________
                        (Please Print Name and Address)


________________________________________________________________________________

________________________________________________________________________________



Dated:________________, 20__



Signature:_____________________________

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

         (To be executed by the registered holder if he desires to assign warrants evidenced by the within warrant certificate. Any such assignment is subject to certain restrictions contained in the Warrant Certificate.)

         FOR  VALUE  RECEIVED  _________________________________________  hereby sells, assigns and transfers unto ________________________ Warrants to purchase _________ shares of Common Stock, par value $0.001 per share, of Inyx, Inc., evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint the Secretary of Inyx, Inc. as its attorney to transfer the said Warrants evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.



Dated: ____________________, 20__.